FQF Trust

NYSE Arca
O’Shares FTSE Europe Quality Dividend ETF	OEUR

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.oshares.com. You can also get this information at no cost by calling 866-251-6920 or by sending an e-mail request to info@oshares.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 10, 2015, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Summary Prospectus
July 10, 2015, as supplemented September 2, 2015

Shares of the Funds are not individually redeemable and the owners of Shares may purchase or redeem Shares from each Fund in Creation Units only. The purchase and sale price of individual Shares trading on an Exchange may be below, at or above the most recently calculated NAV for such Shares. Shares will be listed for trading on NYSE Arca, Inc. (“Exchange”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its target index, the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index (the “Europe Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor such as brokerage commissions for buying and selling securities are not reflected in the table below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees(1)	0.58%
Distribution and/or Service (12b-1) Fees(2)	0.00%
Other Expenses(3)	0.01%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver and Expense Reimbursement(4)	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.58%

(1) Effective August 24, 2015, the Fund’s management fee was lowered from 0.60% to 0.58%.

(2) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

(3) Based on estimated amounts for the current fiscal year.

(4) The Fund’s investment adviser, FFCM LLC (“Adviser”), has agreed to waive its fees and reimburse expenses for the Fund until at least July 10, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for the Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.58%. This undertaking can only be changed with the approval of the Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS
$59	$186

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies

The Fund employs a “passive management” or “rules based” investment approach that seeks to track the performance of the Europe Target Index.

The Europe Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by FTSE-Russell (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the Europe Target Index are selected from the FTSE Developed Europe Index, comprised of 516 of the largest Developed Europe publicly-listed equities that had an average market capitalization of $22 billion and minimum market capitalization of approximately $900 million as of June 23, 2015. The Index Provider selects and weights securities for the Europe Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility, and 3) high dividend yield for the twelve months preceding each annual reconstitution. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security and are tested for liquidity semi-annually. The Europe Target Index’s investable universe includes real estate investment trusts (“REITs”).

The Fund expects to employ a representative sampling strategy in seeking to track the performance of the Europe Target Index, which means it will typically invest in a portfolio of investments that collectively has an investment profile similar to the Europe Target Index, rather than holding all of the investments in the Europe Target Index. Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Europe Target Index. To the extent that the Europe Target Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its net assets in investments not included in the Europe Target Index, but which the Adviser believes will help the Fund track the Europe Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments including ETF and other investment company securities, derivatives, cash and cash equivalents as substitutes for one or more Europe Target Index components or in anticipation of changes in the Europe Target Index’s components.

O’Shares Investments, Inc. is the sponsor of the Fund (the “Sponsor”). The Index Provider, in consultation with the Sponsor, developed the Europe Target Index methodology. The Index Provider is responsible for the ongoing maintenance, calculation and administration of the Europe Target Index.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an exchange-traded fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Concentration Risk. To the extent that the Europe Target Index is concentrated in a particular industry, the Fund is also expected to be concentrated in that industry, which and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. As of June 23, 2015, the Europe Target Index had significant exposure to the Consumer Goods and Oil & Gas industries and the Consumer Goods sector.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk. Derivatives may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

Dividend Paying Stocks Risk. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund's purchase of such a company’s securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Europe Risk. Decreasing imports or exports, changes in governmental or E.U. regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an E.U. member country on its sovereign debt, and/or an economic recession in an E.U. member country may have a significant adverse effect on the securities of E.U. issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Exchange-Traded Funds and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including political, diplomatic, economic, foreign market and trading risks. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Large-Capitalization Stock Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Market Events Risk. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Passive Investment Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of the Europe Target Index. As a result, the Fund expects to hold constituent securities of the Europe Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium-Discount Risk. Fund shares may trade above or below their net asset value (or “NAV”). The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares.

REIT Risk. Through its investments in REITs, the Fund will be subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Sector Risk. To the extent the Europe Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Tracking Error Risk. The investment performance of the Fund may diverge from that of its Europe Target Index due to, among other things, fees and expenses paid by the Fund that are not reflected in the Europe Target Index. If the Fund is small, it may experience greater tracking error. The use of a representative sampling strategy to track the Europe Target Index may also produce greater tracking error than if the Fund employed a full replication strategy.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Europe Target Index will not be exposed to the less volatile securities in the index universe. Volatile stocks are subject to sharp swings in value.

Performance Information

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser: FFCM LLC

Portfolio Managers

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
William DeRoche, CFA	Since inception (2015)	Co-Portfolio Manager
Ronald C. Martin, Jr., CFA	Since inception (2015)	Co-Portfolio Manager
Philip Lee, PhD	Since inception (2015)	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund or ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.